EXHIBIT 32.1


                         THE AMERICAN ENERGY GROUP, LTD.
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Annual Report on Form 10-KSB of The American Energy Group, Ltd. (the "Corporation") for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I R. Pierce Onthank, President, CEO and Chief Financial Officer of the Corporation, certify, to the best of my knowledge pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

              (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

              (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: September 29, 2008



                                By: /s/ R. Pierce Onthank
                                    --------------------------------------------
                                    R. Pierce Onthank
                                    President, Chief Executive Officer,
                                    Acting Chief Financial Officer and Principal
                                    Accounting Officer


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